Exhibit 32.1



                                  EXHIBIT 32.1
                                 Powerlinx, Inc.
    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report of Powerlinx, Inc. he Company) on Form 10-QSB for the period ended June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, George S. Bernardich, III, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Powerlinx, Inc.. and will be retained by Powerlinx, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.


/s/ George S. Bernardich, III
-----------------------------
George S. Bernardich, III
Chief Executive Officer
August 16, 2004